Exhibit 1.01

Conflict Minerals Report

This Report has been prepared pursuant to Rule 13p-1 of the Securities Exchange Act of 1934, as amended (“Rule 13p-1”) for the reporting period from January 1 to December 31, 2021. The Company is an energy technology company that provides solutions for energy and industrial customers worldwide.

The Company’s supply chain is both global and complex, and there are multiple tiers of suppliers between the Company and the original sources of minerals used in the Company’s products. Therefore, the Company relied on its direct suppliers to provide information about the origin of conflict minerals in the raw materials and components it purchased for use in the manufacture of, or contracts to manufacture, products that the Company offers for sale.

The Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, (each a “forward-looking statement”). The words “will,” “intend,” “anticipate,” “believe,” “ensure,” “expect,” “if,” “estimate,” “project,” “foresee,” “predict,” “outlook,” “aim,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” “seek,” “overestimate,” “underestimate,” “continue,” “target,” “goal,” or other similar words or expressions, and the negative thereof, are intended to identify forward-looking statements. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. These forward-looking statements are also affected by the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings available through the Company’s website at: https://investors.bakerhughes.com/ or through the SEC’s Electronic Data Gathering and Analysis Retrieval (“EDGAR”) system at: www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Reasonable Country of Origin Inquiry

Management Systems

In accordance with Rule 13p-1, the Company undertook a reasonable country of origin inquiry to determine the origin of the conflict minerals necessary to the production or functionality of the products we offered for sale during the reporting period. The Company undertook the following as part of that inquiry:

•	utilized the Company’s existing mechanisms for reporting conflict minerals concerns, allowing contact by, email and online, for both the public and internal reporters;

•	identified those products we manufactured or contracted to manufacture that we reasonably believed contained one or more conflict minerals (defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold collectively, the “Conflict Minerals” or sometimes “conflict minerals” or “3TGs”), by first eliminating those product categories that were not subject to Rule 13p-1, including tool rentals, tools used in performance of our services, chemicals, and fluids;

•	identified direct suppliers – those providing materials and components incorporated in the manufacturing process – of the pertinent products identified in the step above;

•	using lessons learned during previous reporting periods, we prioritized our project scoping process to help identify suppliers potentially providing relevant raw materials or components by eliminating material categories not likely to contain 3TGs, including sand, cement, and polymers;

•	further prioritized our project scoping process by reaching out externally to non-responding suppliers, involving internal stakeholders more in the communication, and by consolidating supplier groups to reasonably increase the number of suppliers to engage;

•	identified 920 suppliers that provided the materials or components specifically determined and prioritized in the previous steps;

•	engaged the services of a third-party conflict minerals service provider to create and maintain a supplier engagement portal;

•	using the third-party conflict minerals service provider’s technology platform, contacted the identified suppliers;

•	informed relevant suppliers of the Company’s expectations regarding supplier conflict minerals policy, due diligence processes, and responses to the Company’s requests for information;

•	requested these suppliers to determine which of the materials or components they provided to the Company contained one or more conflict minerals;

•	requested these suppliers to in turn require their suppliers to comply with the Company’s conflict minerals requirements;

•	requested these suppliers to develop a policy and management system covering conflict minerals and to require their suppliers to in turn adopt similar policies and systems;

•	informed these suppliers of the informational and instructional materials available on our third-party conflict minerals service provider’s Conflict Minerals Resource Center web page, the Conflict Minerals Reporting Template (“CMRT”) questionnaire, and due diligence guidelines;

•	requested confirmation from these suppliers of the presence of every necessary conflict mineral in the raw materials or components they supplied to the Company, and information regarding the origin of those minerals;

•	established a deadline of May 6, 2022 to provide the requested conflict minerals information and documentation;

•	followed up with unresponsive suppliers by having the Company’s third-party service provider send up to three email messages, had a telephone campaign and reached out with the support of the Company’s Sourcing teams to these suppliers;

•	reviewed the responses compiled for each responding supplier to determine the existence of a conflict minerals policy, due diligence process, and pass-through requirements for successive supplier tiers;

•	reviewed the responses compiled for each responding supplier to determine which smelters or refiners (“SORs”) were the source of necessary conflict minerals contained in the raw materials or components supplied to the Company;

•	received completed questionnaires from 620 of the identified suppliers contacted by our third-party conflict minerals service provider; and

•	identified six SORs that pose a high risk of obtaining 3TGs from non-conflict free sources in the DRC Region.

The Company’s responding relevant suppliers identified 337 verified SORs believed to be the source of necessary conflict minerals contained in the raw materials or components supplied to the Company. Of those supplier-identified SORs, 63 were identified as sourcing from mines in the DRC Region; however, 59 of those SORs in turn reported their source of minerals were conflict-free. Additionally, 88 SORs were identified as noncompliant with or not enrolled in a verification program; of the unenrolled SORs, 13 were undergoing review, were being vetted by a verification process, or were in communication with a verification entity, and 48 were awaiting outreach by a verification entity.

The due diligence undertaken is more fully described below.

Design of Due Diligence

The Company’s due diligence was designed in conformance with an internationally recognized due diligence framework: the Organization for Economic Cooperation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (Second Edition). OECD Step 1 is addressed above, under the heading “Reasonable Country of Origin Inquiry.” and Steps 2 – 5 are addressed below in the subheadings under “Due Diligence Measures Undertaken.”

Due Diligence Measures Undertaken

Identification and Assessment of Risks in the Supply Chain

The Company determined that approximately 61 of the identified SORs in our global supply chain potentially required due diligence on source and chain of custody of conflict minerals provided to the Company based upon the applicability of one or more of the following criteria:

o	reported sourcing conflict minerals from the conflict area that were not verified as conflict-free;

o	provided data on SORs that self-report sourcing from a mine located in the conflict area;

o	provided data on SORs that were reported by independent entities to source from a mine located in the conflict area;

o	indicated that the SOR named by the supplier was located in the conflict area;

o	indicated that the SOR named by the supplier passed materials through a known or suspected country for smuggling, export out of other countries, or the transit of materials containing conflict minerals; or

o	provided information about an SOR indicating the origin of the materials was not from a country known to hold reserves.

Response to Identified Risks

The Company undertook the following measures during due diligence on the source and chain of custody of the conflict minerals:

•	independently verified all SOR information submitted by suppliers in their CMRTs, checking against the third-party conflict minerals service provider’s independent smelter research, including:

o	merged duplicate submissions following verification of overlapping company information;

o	eliminated submissions with garbage characters and obvious misspellings;

o	validated named entities as actual SORs; and

o	confirmed that each facility is a legitimate SOR of 3TGs;

•	gathered information on legitimate SORs in the SOR databases from several sources, including without limitation the third-party service provider’s independent research, Responsible Minerals Initiative (“RMI”), London Bullion Market Association (“LBMA”), the Dubai Multi Commodities Centre (“DMCC”), the Responsible Jewellery Council (“RJC”), the US Department of Commerce (“DoC”), and the US Geological Survey (“USGS”) (the “Third-Party Database”);

•	if a supplier did not provide a proper identification number issued by a validating entity, such as RMI or LBMA, we requested the supplier to provide the following information:

o	the metal processed by the facility;

o	the city, province/state and country where the facility is located;

o	the name and email address for the designated contact at the facility;

o	the recycled and scrap status of metals, minerals or ores processed by the facility;

o	if the facility sources all of its metals, minerals or ores solely from recycled or scrap materials, the country of origin of those materials; and

o	if the facility does not source all materials solely from recycled or scrap providers, the location of mines from which the facility sources its metals, minerals or ores;

•	labeled as “Valid” those SOR submissions from suppliers that matched the Third-Party Database of legitimate SORs and performed additional verification:

o	inquired whether the SOR has been audited by one or more recognized certification entities, such as RMI, LBMA, DMCC, or RJC, and if not, whether they undergo another form of an independent audit; and

o	those SORs that have not undergone a certification audit were asked if they plan to undertake a certification process in the future;

•	labeled as "Invalid" those SORs submitted by a supplier that matched the Third-Party Database list of facilities known not to be a legitimate facility, or a common erroneous or inoperative name;

•	labeled as "Undetermined” those SORs submitted by a supplier that did not match either the legitimate or non-legitimate lists in the Third-Party Database;

•	identified suppliers that submitted SOR names determined to be Invalid or Undetermined for future contact to correct or amend the pertinent information;

•	for each Valid SOR, we assigned a risk rating of low, medium or high, based on the following factors:

o	whether the facility has or has not already successfully undergone a certification audit by a recognized entity;

o	whether the facility is registered with a certification body, and if so, is progressing toward completing an audit process by that body;

o	whether the facility is proximate to, conducts conflict mineral transactions with entities within, or transports materials through any of the following:

▪	a Level 1 country, with known active ore production and not identified as either conflict regions or plausible countries engaged in smuggling materials containing conflict minerals;

▪	a Level 2 country, known to or plausibly believed to be engaged in smuggling, export out of a Level 3 country, or as a transit for materials containing conflict minerals; or

▪	a Level 3 country, the DRC or one of its nine adjoining countries, Angola, Burundi, Central African Republic, Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda, and Zambia, collectively referred to as "covered countries" in Section 1502 of the Dodd Frank Act;

•	for each supplier, calculated a cumulative SOR risk, either low, medium, or high, summarizing the risk that the supplier poses to the Company’s supply chain, based on the chances that the supplier furnishes 3TGs that may originate from non-conflict free sources:

o	obtained the value of the cumulative SOR risk for each supplier by collecting the risk ratings of all SORs associated with the supplier; and

o	for each supplier, assigned the overall risk rating equal to the risk rating level with the most SORs at that level;

Independent Audit of SOR Due Diligence Practices

The Company does not have an independent audit of SOR due diligence practices. A third party supports our due diligence process by verifying certain information gathered from our suppliers..

Annual Report on Supply Due Diligence

•	The Company annually reports on our global supply chain due diligence and makes the current and historical reports available with Baker Hughes Policy Statement and any other supporting documentation on our public website: https://www.bakerhughes.com/conflict-minerals.

Independent Private Sector Audit

The Company is not subject to an independent private sector audit of the Report.

Results of Due Diligence Undertaken and Processing Facilities

Based on the Company’s due diligence efforts to date, the Company does not have sufficient information to fully determine the country of origin of the conflict minerals in each of our relevant products, or whether the conflict minerals in each of our products were from recycled or scrap sources. However, Schedule 1 below lists the countries of origin, by pertinent mineral, for which the Company has been able to confirm the information provided by our suppliers.

Based on the Company’s due diligence efforts to date, the Company does not have sufficient information to fully determine each processing facility utilized to produce the conflict minerals used in each of the Company's relevant products. However, Schedule 2 below lists the processing facilities that source minerals from the DRC for which the Company has been able to confirm the information provided by our suppliers.

The efforts to determine the origin of conflict minerals are more fully described in the section entitled “Due Diligence Measures Undertaken.”

Risk Mitigation

With respect to those products the Company manufactures or contracts to be manufactured for sale that contain necessary conflict minerals, the Company plans to undertake the following steps to mitigate the risk that our necessary conflict minerals could unintentionally benefit armed groups:

•	improve processes to identify the presence of necessary conflict minerals in products we manufacture or contract to be manufactured and offer for sale by:

o	seeking to increase our supplier responses in reporting period 2022, while recognizing that responses will depend on supplier cooperation;

o	continue communication with suppliers and internal stakeholders and spread best practices learned during the execution of the 3TG due diligence process in 2022 in order to improve the number of relevant suppliers responding to Baker Hughes’ supply chain surveys and the quality of their responses;

o	continue the identification of and communication with smelters and refiners in Baker Hughes’ supply chain, both directly and indirectly through Baker Hughes’ relevant suppliers, in order to continue to increase the number of smelters and refiners that participate in RMI's Responsible Minerals Assurance Process (RMAP);

o	continue to participate in industry initiatives encouraging responsible supply chains;

o	as new relevant suppliers are added to the Baker Hughes’ supply chain, work with these suppliers to help ensure that they understand our compliance requirements, the requirements of the Conflict Minerals Rule and the OECD Guidance.

•	continue to assess the presence of necessary conflict minerals in our relevant supply chain;

•	continue to perform due diligence on the necessary conflict minerals supplied to us to determine their origin;

•	continue to clearly communicate to suppliers our expectations with regard to compliance with the Company’s stated policies, performance, transparency and responsible sourcing practices;

•	engage with our suppliers to properly identify and obtain relevant information from “Invalid” or “Undetermined” SORs in our supply chain;

•	engage with suppliers identified as sourcing from high-risk SORs, including those not enrolled in or compliant with a verification program, to encourage them to source from conflict-free SORs or mines and obtain from their applicable SORs or mines conflict-free designations from recognized certification programs;

•	continue to engage with suppliers that did not respond to our request for conflict minerals information for the reporting period 2021, ultimately seeking to engage as many of those suppliers as possible during the reporting year 2022 to:

o	determine the reasons for past failures to respond,

o	address supplier concerns and questions as appropriate, and

o	offer suppliers resources, including educational and other guidance materials, to facilitate future responses;

•	follow up with all high cumulative risk suppliers in order to assist them in understanding their risk level and the future implications their risk level could have on the Company’s conflict minerals program;

o	suppliers potentially sourcing from high-risk and non-conflict free SORs, to verify actual relevant mineral sources,

o	suppliers actually sourcing from high-risk and non-conflict free SORs, to work toward sourcing from alternative sources,

o	suppliers with weak conflict minerals programs, to provide information, education and training to support strengthening their programs, and

o	suppliers failing to respond to multiple past conflict minerals information requests, to prioritize understanding of and compliance with our due diligence program requirements;

•	conduct analysis and verification of origin information provided by our suppliers;

•	monitor the activities, initiatives and programs of DRC regional governments and agencies, international bodies, and non-governmental organizations that are aimed at minimizing or eliminating the benefit to relevant armed groups derived from conflict minerals, and, where practicable, to support or implement those activities, initiatives or programs; and

•	seek, where practicable, alternative suppliers that responsibly source necessary conflict minerals, which may include sources within the conflict area that do not benefit armed groups.

Products Description

The Company’s products covered by this Report that are considered to contain necessary conflict minerals include the following:

Oilfield Equipment – includes blowout preventers; control systems; marine drilling risers; wellhead connectors; diverters; control systems; manifolds; connections; wellheads; specialty connectors & pipes; advanced flexible pipe products including risers, flowlines, and fluid transfer lines and jumpers; flow equipment; valves; and actuators used for deepwater drilling, subsea production systems (SPS), flexible pipe systems, and onshore wellheads.

Turbomachinery & Process Solutions - includes mechanical-drive, compression and power-generation applications across the oil and gas industry, as well as products used to serve the downstream segments of the industry including drivers, driven equipment, and flow control systems, and carbon capture and storage equipment and solutions.

Oilfield Services - includes products for on and offshore operations across the lifecycle of a well, ranging from drilling, evaluation, completion, production, and intervention, including diamond and tri-cone drill bits, directional drilling technology, measurement while drilling and logging while drilling systems, completions tools and systems, wellbore intervention tools and services, and artificial lift systems.

Digital Solutions – includes condition monitoring, inspection technologies, measurement, sensing, and pipeline solutions.

Schedule 1

The information in this Schedule is solely an aggregation of data provided by verified SORs identified by the Company’s suppliers. This is not a confirmation of conflict minerals actually contained in the Company’s products. Additionally, since this aggregation depends on self-identification by SORs, the following lists are not a confirmation or verification of every country of origin.

Countries of Origin - Tantalum

Angola * Argentina Australia Austria Belarus Belgium Brazil Burundi * Cambodia Canada Central African Republic * Chile China Colombia Congo Djibouti DRC * Ecuador Egypt Estonia	Ethiopia France Germany Ghana Guinea Guyana Hungary India Indonesia Ireland Israel Italy Japan Kazakhstan Kenya Korea Kyrgyzstan Luxembourg Madagascar Malaysia	Mali Mexico Mongolia Mozambique Myanmar Namibia Netherlands Niger Nigeria Panama Peru Philippines Poland Portugal Russia Rwanda * Sierra Leone Singapore Slovakia Slovenia	South Africa South Sudan * Spain Sudan Suriname Switzerland Taiwan Tanzania* Thailand Uganda * United Kingdom USA Vietnam Zambia * Zimbabwe Recycle/Scrap

* = DRC Region countries

Countries of Origin - Tin

Andorra Angola * Argentina Australia Austria Åland Islands Belgium Bermuda Bolivia Brazil Burundi * Cambodia Canada Central African Republic * Chile China Colombia Congo Djibouti DRC * Ecuador	Egypt Eritrea Estonia Ethiopia France Germany Guinea Guyana Hungary India Indonesia Ireland Israel Japan Jersey Kazakhstan Kenya Korea Kyrgyzstan Luxembourg Madagascar	Malaysia Mexico Mongolia Morocco Mozambique Myanmar Namibia Netherlands Niger Nigeria Panama Papua New Guinea Peru Philippines Poland Portugal Russia Rwanda * Sierra Leone Singapore Slovakia	South Africa South Sudan * Spain Sudan Suriname Sweden Switzerland Taiwan Tanzania * Thailand Turkey Uganda * United Kingdom USA Uzbekistan Vietnam Zambia * Zimbabwe Recycle/Scrap

* = DRC Region countries

Countries of Origin - Tungsten

Angola * Argentina Australia Austria Belgium Brazil Burundi * Cambodia Canada Central African Republic * Chile China Colombia Djibouti DRC * Ecuador Egypt Estonia	Ethiopia France Germany Guinea Guyana Hungary India Indonesia Ireland Israel Japan Kazakhstan Korea Luxembourg Madagascar Malaysia Mexico Mongolia	Mozambique Myanmar Namibia Netherlands Niger Nigeria Papua New Guinea Peru Philippines Portugal Republic Of Korea Russia Rwanda * Sierra Leone Singapore Slovakia South Africa South Sudan *	Spain Sudan Suriname Switzerland Taiwan Tanzania * Thailand Uganda * United Kingdom USA Vietnam Zambia * Zimbabwe Recycle/Scrap

* = DRC Region countries

Countries of Origin - Gold

Afghanistan
Albania
American Samoa
Andorra
Angola *
Argentina
Armenia
Australia
Austria
Belgium
Bermuda
Brazil
Bulgaria
Burundi *
Cambodia
Canada
Central African Republic *
Chile
China
Colombia
Congo *
Djibouti
Dominica
Dominican Republic
DRC *

Ecuador Egypt Estonia Ethiopia Finland France Germany Ghana Guinea Guyana Hong Kong Hungary India Indonesia Ireland Israel Italy Japan Jersey Kazakhstan Kenya Korea Kyrgyzstan Liberia Lithuania	Luxembourg
Madagascar
Malaysia
Mali
Mauritania
Mexico
Mongolia
Mozambique
Myanmar
Namibia
Netherlands
New Zealand
Niger
Nigeria
Panama
Papua New Guinea
Peru
Philippines
Poland
Portugal
Russia
Rwanda *
Saudi Arabia
Sierra Leone
Singapore

Slovakia
South Africa
South Sudan *
Spain
Sudan
Suriname
Sweden
Switzerland
Taiwan
Tanzania *
Thailand
Turkey
Uganda *
United Arab Emirates
United Kingdom
USA
Uzbekistan
Vietnam
Zambia *
Zimbabwe
Recycle/Scrap

* = DRC Region countries

Schedule 2

Smelters or Refiners with Identified Mineral Sources

The information in this Schedule is solely an aggregation of data provided by verified SORs identified by the Company’s suppliers. This is not a confirmation of conflict minerals actually contained in the Company’s products. Additionally, since this aggregation depends on self-identification by SORs, the following lists are not a confirmation or verification of every country of origin.

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID000004	A.L.M.T. Corp.	Tungsten	Yes	Japan	Yes
CID000010	Academy Precious Metal Materials (Zhaoyuan) Co., Ltd.	Gold	Yes	China	Unknown
CID000015	Advanced Chemical Company	Gold	Yes	United States Of America	No
CID000019	Aida Chemical Industries Co., Ltd.	Gold	Yes	Japan	No
CID000028	Aktyubinsk Copper Company TOO	Gold	Yes	Kazakhstan	Unknown
CID000034	Alldyne Powder Technologies	Tungsten	Yes	(blank)	Unknown
CID000035	Allgemeine Gold-und Silberscheideanstalt A.G.	Gold	Yes	Germany	No
CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	Gold	Yes	Uzbekistan	Yes
CID000045	Alta Group	Tungsten	Yes	(blank)	Unknown
CID000049	American Iron and Metal	Tin	Yes	Canada	Unknown
CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	Gold	Yes	Brazil	No
CID000077	Argor-Heraeus S.A.	Gold	Yes	Switzerland	No
CID000082	Asahi Pretec Corp.	Gold	Yes	Japan	No
CID000090	Asaka Riken Co., Ltd.	Gold	Yes	Japan	Yes
CID000092	Asaka Riken Co., Ltd.	Tantalum	Yes	Japan	No
CID000103	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Gold	No	Turkey	No
CID000105	Kennametal Huntsville	Tungsten	Yes	United States Of America	No
CID000111	Audiua, Escardida	Gold	Yes	Chile	No
CID000113	Aurubis AG	Gold	Yes	Germany	No
CID000115	Ausmelt Limited	Tin	Yes	Australia	Unknown
CID000121	Balver Zinn - Josef Jost GmbH & Co.KG	Tin	Yes	Germany	Unknown
CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Gold	Yes	Philippines	No
CID000141	Bauer Walser AG	Gold	Yes	Germany	Unknown
CID000149	Beijing Zenith Materials	Tungsten	Yes	China	Unknown
CID000151	Best Metais	Tin	Yes	Brazil	Unknown
CID000157	Boliden AB	Gold	Yes	Sweden	No
CID000159	bolin Co. Ltd. of xi'an Univ.of Arch.&Tech	Gold	Yes	China	Unknown
CID000174	Buffalo Tungsten	Tungsten	Yes	China	Unknown
CID000176	C. Hafner GmbH + Co. KG	Gold	Yes	Germany	No
CID000180	Caridad	Gold	No	Mexico	No
CID000185	CCR Refinery - Glencore Canada Corporation	Gold	Yes	Canada	Yes
CID000189	Cendres + Metaux S.A.	Gold	Yes	Switzerland	No
CID000196	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	Tin	Yes	Brazil	Unknown

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID000197	Yunnan Copper Industry Co., Ltd.	Gold	No	China	No
CID000197	Yunnan Copper Industry Co., Ltd.	Tantalum	No	China	No
CID000206	Changchun up-optotech	Tungsten	Yes	China	Unknown
CID000211	Changsha South Tantalum Niobium Co., Ltd.	Tantalum	Yes	China	Yes
CID000218	Guangdong Xianglu Tungsten Co., Ltd.	Tungsten	Yes	China	No
CID000228	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	Tin	Yes	China	No
CID000231	Cheong Hing	Gold	Yes	Hong Kong	Unknown
CID000233	Chimet S.p.A.	Gold	Yes	Italy	No
CID000235	China Gold International Resources Corp. Ltd.	Gold	Yes	China	Unknown
CID000242	China National Gold Group Corporation	Gold	Yes	China	Unknown
CID000244	Jiangxi Ketai Advanced Material Co., Ltd.	Tin	Yes	China	Unknown
CID000252	China's nonferrous mining group co., LTD	Gold	Yes	China	No
CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Tungsten	Yes	China	Yes
CID000264	Chugai Mining	Gold	Yes	Japan	No
CID000268	CIF Mineracao	Tantalum	Yes	Brazil	Unknown
CID000272	Cloud Hunan	Gold	Yes	China	Unknown
CID000278	CNMC (Guangxi) PGMA Co., Ltd.	Tin	Yes	China	Unknown
CID000281	CNMC (Guangxi) PGMA Co., Ltd.	Tungsten	No	China	Unknown
CID000284	Codelco	Gold	Yes	Chile	Unknown
CID000291	Guangdong Rising Rare Metals-EO Materials Ltd.	Tantalum	Yes	China	Unknown
CID000292	Alpha	Tin	Yes	Bolivia (Plurinational State Of)	No
CID000292	Alpha	Tin	Yes	United States Of America	No
CID000295	Cooperativa Metalurgica de Rondonia Ltda.	Tin	Yes	Brazil	Unknown
CID000301	CSC Pure Technologies	Tin	Yes	Russian Federation	Unknown
CID000304	CV Duta Putra Bangka	Tin	Yes	Indonesia	Unknown
CID000306	CV Gita Pesona	Tin	Yes	Indonesia	Unknown
CID000307	PT Justindo	Tin	Yes	Indonesia	Unknown
CID000308	CV Makmur Jaya	Tin	Yes	Indonesia	Unknown
CID000309	PT Aries Kencana Sejahtera	Tin	Yes	Indonesia	No
CID000313	PT Premium Tin Indonesia	Tin	Yes	Indonesia	Unknown
CID000315	CV United Smelting	Tin	Yes	Indonesia	Unknown
CID000324	Dae Kil Metal Co., Ltd	Tin	Yes	Korea, Republic Of	Unknown
CID000328	Daejin Indus Co., Ltd.	Gold	Yes	Korea, Republic Of	Unknown
CID000333	DaeryongENC	Gold	Yes	Korea, Republic Of	Unknown
CID000335	DAEWOO INTERNATIONAL CORPORATION	Tin	Yes	Korea, Republic Of	Unknown
CID000343	Daye Non-Ferrous Metals Mining Ltd.	Gold	Yes	China	No
CID000345	Dayu Weiliang Tungsten Co., Ltd.	Tungsten	Yes	China	Unknown
CID000359	DSC (Do Sung Corporation)	Gold	Yes	Korea, Republic Of	No
CID000361	Doctor of solder products Co., LTD	Tin	Yes	China	Unknown
CID000362	DODUCO Contacts and Refining GmbH	Gold	Yes	Germany	No
CID000376	Dongguan City Xida Soldering Tin Products Co.	Tin	Yes	China	Unknown
CID000379	DONGGUAN DONGXU METAL SURFACE HANDLE CO.,LTD	Gold	Yes	China	Unknown

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID000392	Dongguan Standard Electronic Material Co., Ltd	Gold	Yes	China	Unknown
CID000395	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	Gold	Yes	China	Unknown
CID000398	Dong-Wo Co., Ltd.	Gold	Yes	China	Unknown
CID000401	Dowa	Gold	Yes	Japan	No
CID000402	Dowa	Tin	Yes	Japan	No
CID000410	Duoluoshan	Tantalum	Yes	China	Unknown
CID000414	DUOXIN	Gold	Yes	China	Unknown
CID000422	E-Chem Enterprise Corp.	Gold	Yes	China	Unknown
CID000425	Eco-System Recycling Co., Ltd. East Plant	Gold	Yes	Japan	No
CID000434	Electroloy Metal Pte	Tin	Yes	China	Unknown
CID000438	EM Vinto	Tin	Yes	Bolivia (Plurinational State Of)	Yes
CID000448	Estanho de Rondonia S.A.	Tin	Yes	Brazil	No
CID000452	Ethiopian Minerals Development Share Company	Tantalum	Yes	Ethiopia	Unknown
CID000456	Exotech Inc.	Tantalum	Yes	United States Of America	No
CID000460	F&X Electro-Materials Ltd.	Tantalum	Yes	China	Yes
CID000465	Feinhutte Halsbrucke GmbH	Gold	Yes	Germany	Unknown
CID000465	Feinhutte Halsbrucke GmbH	Tin	Yes	Germany	Unknown
CID000466	Feinhutte Halsbrucke GmbH	Tin	Yes	Germany	Unknown
CID000468	Fenix Metals	Tin	Yes	Poland	No
CID000480	Fort Wayne Wire Die, Inc.	Tungsten	Yes	(blank)	Unknown
CID000493	OJSC Novosibirsk Refinery	Gold	No	Russian Federation	No
CID000498	Fuji Metal Mining Corp.	Tin	Yes	Japan	Unknown
CID000499	Fujian Jinxin Tungsten Co., Ltd.	Tungsten	Yes	China	No
CID000503	Fujian Nanping	Tungsten	Yes	China	Unknown
CID000522	Refinery of Seemine Gold Co., Ltd.	Gold	No	China	No
CID000523	Baiyin Nonferrous Metals Corporation (BNMC)	Gold	Yes	China	Unknown
CID000524	Ganzhou Grand Sea W & Mo Group Co., Ltd.	Tungsten	Yes	China	Unknown
CID000530	Ganzhou Hongfei Materials Co.	Tungsten	Yes	China	Unknown
CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Tin	Yes	China	No
CID000551	GEJIU YE LIAN CHANG	Tin	Yes	China	Unknown
CID000553	Gejiu Yunxi Group Corp.	Tin	Yes	China	Unknown
CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	Tin	Yes	China	No
CID000564	Global Advanced Metals	Tantalum	Yes	(blank)	Unknown
CID000568	Global Tungsten & Powders Corp.	Tungsten	Yes	United States Of America	Yes
CID000604	Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co. Ltd	Tungsten	Yes	China	Unknown
CID000605	Guangdong Hua Jian Trade Co., Ltd.	Gold	Yes	China	Unknown
CID000611	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	Gold	Yes	China	Unknown
CID000612	Guangdong Hongjin Gold and Silver Smelter	Gold	Yes	China	Unknown
CID000616	Guangdong Zhiyuan New Material Co., Ltd.	Tantalum	Yes	China	Yes
CID000626	Guangxi Nonferrous Metals Group	Tin	Yes	China	Unknown
CID000628	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	Tin	Yes	China	Unknown

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID000633	Guangzhou King's high-tech materials	Gold	Yes	China	No
CID000648	Guixi Smelter	Gold	Yes	China	Unknown
CID000651	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	Gold	No	China	No
CID000653	Gwo Chern industrial Co., Ltd.	Gold	Yes	(blank)	No
CID000670	Hang Seng Technology	Gold	Yes	China	Unknown
CID000671	Hangzhou Fuchunjiang Smelting Co., Ltd.	Gold	No	China	No
CID000679	Harima Smelter	Gold	Yes	Japan	Unknown
CID000683	H.C. Starck Group	Tungsten	Yes	Germany	Unknown
CID000689	LT Metal Ltd.	Gold	Yes	Korea, Republic Of	No
CID000694	Heimerle + Meule GmbH	Gold	Yes	Germany	No
CID000707	Heraeus Metals Hong Kong Ltd.	Gold	Yes	China	No
CID000711	Heraeus Precious Metals GmbH & Co. KG	Gold	Yes	Germany	No
CID000718	Hetai Gold Mineral Guangdong Co., Ltd.	Gold	Yes	China	Unknown
CID000720	Hezhou Jinwei Tin Co., Ltd.	Tin	Yes	China	Unknown
CID000724	Sumitomo Hishikari Mine	Gold	Yes	Japan	Unknown
CID000730	Hitachi	Tungsten	Yes	Japan	Unknown
CID000731	Hi-Temp Specialty Metals, Inc.	Tantalum	Yes	United States Of America	Unknown
CID000756	Huaxi Smelting Co. Ltd	Tin	Yes	China	Unknown
CID000760	Huichang Jinshunda Tin Co., Ltd.	Tin	Yes	China	Unknown
CID000766	Hunan Chenzhou Mining Co., Ltd.	Tungsten	Yes	China	No
CID000767	Hunan Chenzhou Mining Co., Ltd.	Gold	No	China	No
CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Tungsten	Yes	China	No
CID000773	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	Gold	No	China	Yes
CID000778	HwaSeong CJ CO., LTD.	Gold	No	Korea, Republic Of	No
CID000782	IBF IND Brasileira de Ferroligas Ltda	Tin	Yes	Brazil	Unknown
CID000788	IES Technical Sales	Tungsten	Yes	(blank)	Unknown
CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Gold	Yes	China	No
CID000807	Ishifuku Metal Industry Co., Ltd.	Gold	Yes	Japan	No
CID000811	ISHIHARA CHEMICAL CO., LTD.	Tin	Yes	Japan	Unknown
CID000814	Istanbul Gold Refinery	Gold	Yes	Turkey	No
CID000823	Japan Mint	Gold	Yes	Japan	No
CID000825	Japan New Metals Co., Ltd.	Tungsten	Yes	Japan	No
CID000829	Japan Pure Chemical	Tin	Yes	(blank)	Unknown
CID000835	Jean Goldschmidt International	Tin	Yes	Belgium	Unknown
CID000840	Jiang Jia Wang Technology Co.	Tin	Yes	China	No
CID000844	Jiangsu Hetian Sci-Tech Material Co., Ltd.	Tungsten	Yes	China	Unknown
CID000855	Jiangxi Copper Co., Ltd.	Gold	Yes	China	Yes
CID000868	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	Tungsten	Yes	China	Unknown
CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Tungsten	Yes	China	Yes
CID000880	Jiangxi Yichun	Tantalum	Yes	China	Unknown
CID000884	Jin Jinyin Refining Co., Ltd.	Gold	Yes	China	Unknown
CID000901	Jinfeng Gold Mine Smelter	Gold	Yes	China	Unknown

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID000909	Jinlong Copper Co., Ltd.	Gold	Yes	China	Unknown
CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Tantalum	Yes	China	Yes
CID000917	Jiujiang Tanbre Co., Ltd.	Tantalum	Yes	China	Yes
CID000920	Asahi Refining USA Inc.	Gold	Yes	United States Of America	No
CID000924	Asahi Refining Canada Ltd.	Gold	Yes	Canada	No
CID000927	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Gold	No	Russian Federation	No
CID000929	JSC Uralelectromed	Gold	No	Russian Federation	No
CID000934	Ju Tai Industrial Co., Ltd.	Tin	Yes	China	Unknown
CID000937	JX Nippon Mining & Metals Co., Ltd.	Gold	Yes	Japan	No
CID000940	JX Nippon Mining & Metals Co., Ltd.	Tungsten	Yes	Japan	Unknown
CID000942	Gejiu Kai Meng Industry and Trade LLC	Tin	No	China	No
CID000948	Yantai Zhaojin Lifu Precious Metals Co., Ltd.	Gold	Yes	China	Unknown
CID000956	Kazakhmys Smelting LLC	Gold	Yes	Kazakhstan	No
CID000957	Kazzinc	Gold	Yes	Kazakhstan	No
CID000963	KEMET Corp.	Tantalum	Yes	(blank)	Unknown
CID000966	Kennametal Fallon	Tungsten	Yes	United States Of America	No
CID000969	Kennecott Utah Copper LLC	Gold	Yes	United States Of America	Yes
CID000973	King-Tan Tantalum Industry Ltd.	Tantalum	Yes	China	Unknown
CID000981	Kojima Chemicals Co., Ltd.	Gold	Yes	Japan	No
CID000988	Korea Metal Co., Ltd.	Gold	Yes	Korea, Republic Of	Unknown
CID000991	Kosak Seiren	Gold	Yes	Japan	Unknown
CID000992	KOVOHUTE PRIBRAM NASTUPNICKA, A.S.	Tin	Yes	(blank)	Unknown
CID001009	Kunshan Jinli chemical industry reagents co.,Ltd.	Gold	Yes	China	Unknown
CID001020	Kupol	Tin	Yes	Russian Federation	Unknown
CID001027	KYOCERA	Tungsten	Yes	China	Unknown
CID001029	Kyrgyzaltyn JSC**	Gold	No	Kyrgyzstan	No
CID001032	L'azurde Company For Jewelry	Gold	No	Saudi Arabia	No
CID001056	Lingbao Gold Co., Ltd.	Gold	No	China	No
CID001058	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	Gold	No	China	No
CID001063	Linqu Xianggui Smelter Co., Ltd.	Tin	Yes	China	Unknown
CID001070	China Tin Group Co., Ltd.	Tin	Yes	China	No
CID001076	LSM Brasil S.A.	Tantalum	Yes	Brazil	Yes
CID001078	LS-NIKKO Copper Inc.	Gold	Yes	Korea, Republic Of	No
CID001093	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	Gold	No	China	No
CID001098	Ma An Shan Shu Guang Smelter Corp.	Tin	Yes	China	Unknown
CID001105	Malaysia Smelting Corporation (MSC)	Tin	Yes	Malaysia	Yes
CID001112	Materials Eco-Refining Co., Ltd.	Tin	Yes	Japan	Unknown
CID001113	Materion	Gold	Yes	United States Of America	No
CID001116	Materion	Tungsten	Yes	(blank)	Unknown
CID001119	Matsuda Sangyo Co., Ltd.	Gold	Yes	Japan	No
CID001126	Matsuo Electric	Tantalum	Yes	Japan	Unknown
CID001136	Metahub Industries Sdn. Bhd.	Tin	Yes	Malaysia	Unknown
CID001140	Metal Do	Tantalum	Yes	Japan	Unknown

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID001142	Metallic Resources, Inc.	Tin	Yes	United States Of America	No
CID001143	Metallum Group Holding NV	Tin	Yes	Belgium	Unknown
CID001146	Metallo Chimique	Tungsten	Yes	Belgium	Unknown
CID001147	Metalor Technologies (Suzhou) Ltd.	Gold	Yes	China	No
CID001149	Metalor Technologies (Hong Kong) Ltd.	Gold	Yes	China	No
CID001152	Metalor Technologies (Singapore) Pte., Ltd.	Gold	Yes	Singapore	No
CID001153	Metalor Technologies S.A.	Gold	Yes	Switzerland	Yes
CID001157	Metalor USA Refining Corporation	Gold	Yes	United States Of America	No
CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	Gold	Yes	Mexico	No
CID001163	Metallurgical Products India Pvt., Ltd.	Tantalum	Yes	India	No
CID001172	Minchali Metal Industry Co., Ltd.	Tin	Yes	Taiwan, Province Of China	No
CID001173	Mineracao Taboca S.A.	Tin	Yes	Brazil	No
CID001175	Mineracao Taboca S.A.	Tantalum	Yes	Brazil	No
CID001177	Ming Li Jia smelt Metal Factory	Tin	Yes	China	Unknown
CID001177	Ming Li Jia smelt Metal Factory	Tungsten	Yes	China	Unknown
CID001181	Minmetals Ganzhou Tin Co. Ltd.	Tungsten	Yes	China	Unknown
CID001182	Minsur	Tin	Yes	Peru	Yes
CID001188	Mitsubishi Materials Corporation	Gold	Yes	Japan	No
CID001188	Mitsubishi Materials Corporation	Tungsten	Yes	Japan	No
CID001191	Mitsubishi Materials Corporation	Tin	Yes	Japan	No
CID001192	Mitsui Mining and Smelting Co., Ltd.	Tantalum	Yes	Japan	No
CID001193	Mitsui Mining and Smelting Co., Ltd.	Gold	Yes	Japan	No
CID001195	Mitsui Mining and Smelting Co., Ltd.	Tungsten	Yes	Japan	Unknown
CID001196	MK Electron	Gold	Yes	Korea, Republic Of	Unknown
CID001200	NPM Silmet AS	Tantalum	Yes	Estonia	Yes
CID001204	Moscow Special Alloys Processing Plant	Gold	No	Russian Federation	No
CID001212	N.E. Chemcat	Gold	Yes	Japan	Unknown
CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	Gold	Yes	Turkey	No
CID001228	Nanchang Cemented Carbide Limited Liability Company	Tungsten	Yes	China	Unknown
CID001231	Jiangxi New Nanshan Technology Ltd.	Tin	Yes	China	No
CID001236	Navoi Mining and Metallurgical Combinat	Gold	Yes	Uzbekistan	No
CID001246	Ney Metals and Alloys	Tin	Yes	Indonesia	No
CID001246	Ney Metals and Alloys	Tin	Yes	United States Of America	No
CID001246	Ney Metals and Alloys	Tungsten	Yes	Indonesia	No
CID001252	Nihon Superior Co., Ltd.	Gold	Yes	Japan	Unknown
CID001256	NIHON GENMA MFG.CO.,LTD.	Tin	Yes	Japan	Unknown
CID001259	Nihon Material Co., Ltd.	Gold	Yes	Japan	Yes
CID001266	Ningbo Kangqiang Electronics Co., Ltd.	Gold	Yes	China	Unknown
CID001269	Ningbo Yinzhou Ningbo of precious metal recycling plant	Gold	Yes	China	Unknown
CID001276	Ninghua Xingluokeng Tungsten Mining Co., Ltd.	Tungsten	Yes	China	Unknown
CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Tantalum	Yes	China	Yes
CID001280	Ningxia Orient Tantalum Industry Co., Ltd.	Tungsten	Yes	China	Unknown
CID001289	Nippon Micrometal Corporation	Tungsten	Yes	Japan	Unknown

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID001292	Nippon Steel	Tungsten	Yes	Japan	Unknown
CID001303	North American Tungsten	Tungsten	Yes	Canada	Unknown
CID001305	Novosibirsk Processing Plant Ltd.	Tantalum	Yes	Russian Federation	No
CID001305	Novosibirsk Processing Plant Ltd.	Tin	Yes	Russian Federation	No
CID001313	Nyrstar Metals	Gold	Yes	United States Of America	Unknown
CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	Tin	Yes	Thailand	No
CID001322	Elemetal Refining, LLC	Gold	Yes	United States Of America	Unknown
CID001325	Ohura Precious Metal Industry Co., Ltd.	Gold	Yes	Japan	No
CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Gold	No	Russian Federation	No
CID001328	OJSC Kolyma Refinery	Gold	Yes	Russian Federation	Unknown
CID001332	Old City Metals Processing Co., Ltd.	Tin	Yes	China	No
CID001337	Operaciones Metalurgicas S.A.	Tin	Yes	Bolivia (Plurinational State Of)	Yes
CID001352	PAMP S.A.	Gold	Yes	Switzerland	Yes
CID001356	Pan Light Corporation	Tin	Yes	Taiwan, Province Of China	No
CID001362	Penglai Penggang Gold Industry Co., Ltd.	Gold	No	China	No
CID001368	Plansee SE	Tantalum	Yes	Austria	Unknown
CID001368	Plansee SE	Tungsten	Yes	Austria	Unknown
CID001371	Plansee	Tungsten	Yes	Austria	Unknown
CID001386	Prioksky Plant of Non-Ferrous Metals	Gold	No	Russian Federation	Yes
CID001393	PT Alam Lestari Kencana	Tin	Yes	Indonesia	Unknown
CID001397	PT Aneka Tambang (Persero) Tbk	Gold	Yes	Indonesia	No
CID001399	PT Artha Cipta Langgeng	Tin	Yes	Indonesia	No
CID001402	PT Babel Inti Perkasa	Tin	Yes	Indonesia	No
CID001406	PT Babel Surya Alam Lestari	Tin	Yes	China	No
CID001406	PT Babel Surya Alam Lestari	Tin	Yes	Indonesia	No
CID001407	PT Babel Surya Alam Lestari	Gold	Yes	Indonesia	Unknown
CID001409	PT Bangka Kudai Tin	Tin	Yes	Indonesia	Unknown
CID001412	PT Bangka Putra Karya	Tin	Yes	Indonesia	Unknown
CID001416	PT Bangka Timah Utama Sejahtera	Tin	Yes	Indonesia	Unknown
CID001419	PT Bangka Tin Industry	Tin	Yes	Indonesia	Unknown
CID001421	PT Belitung Industri Sejahtera	Tin	No	Indonesia	Unknown
CID001424	PT BilliTin Makmur Lestari	Tin	Yes	Indonesia	Unknown
CID001428	PT Bukit Timah	Tin	Yes	Indonesia	No
CID001434	PT DS Jaya Abadi	Tin	Yes	Indonesia	Unknown
CID001438	PT Eunindo Usaha Mandiri	Tin	Yes	Indonesia	Unknown
CID001442	PT Fang Di MulTindo	Tin	Yes	Indonesia	Unknown
CID001445	PT HP Metals Indonesia	Tin	Yes	Indonesia	Unknown
CID001448	PT Karimun Mining	Tin	Yes	Indonesia	Unknown
CID001449	PT Koba Tin	Tin	Yes	Indonesia	Unknown
CID001453	PT Mitra Stania Prima	Tin	Yes	Indonesia	No
CID001456	PT NATARI	Tin	Yes	Indonesia	Unknown

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID001457	PT Panca Mega Persada	Tin	No	Indonesia	Unknown
CID001458	PT Prima Timah Utama	Tin	Yes	Indonesia	No
CID001460	PT Refined Bangka Tin	Tin	Yes	Indonesia	No
CID001463	PT Sariwiguna Binasentosa	Tin	Yes	Indonesia	Unknown
CID001466	PT Seirama Tin Investment	Tin	Yes	Indonesia	Unknown
CID001468	PT Stanindo Inti Perkasa	Tin	Yes	Indonesia	No
CID001470	PT Stanindo Inti Perkasa	Tungsten	Yes	Indonesia	Unknown
CID001471	PT Sumber Jaya Indah	Tin	Yes	Indonesia	Unknown
CID001476	PT Supra Sukses Trinusa	Tin	Yes	Indonesia	Unknown
CID001477	PT Timah Tbk Kundur	Tin	Yes	Indonesia	No
CID001482	PT Timah Tbk Mentok	Tin	Yes	Indonesia	No
CID001485	PT Timah Tbk Mentok	Tungsten	Yes	Indonesia	Unknown
CID001486	PT Timah Nusantara	Tin	Yes	Indonesia	Yes
CID001490	PT Tinindo Inter Nusa	Tin	Yes	Indonesia	No
CID001493	PT Tommy Utama	Tin	Yes	Indonesia	Unknown
CID001494	PT Yinchendo Mining Industry	Tin	Yes	Indonesia	Unknown
CID001497	Public Security Bureau	Gold	Yes	China	Unknown
CID001498	PX Precinox S.A.	Gold	Yes	Switzerland	No
CID001508	QuantumClean	Tantalum	Yes	United States Of America	Yes
CID001509	Rahman Hydraulic Tin Sdn Bhd	Tin	Yes	Malaysia	Unknown
CID001512	Rand Refinery (Pty) Ltd.	Gold	Yes	South Africa	Yes
CID001515	Realized the Enterprise Co., Ltd.	Gold	Yes	China	No
CID001517	RedRing Solder (M) Sdn. Bhd	Tin	Yes	Malaysia	Unknown
CID001522	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Tantalum	Yes	China	No
CID001530	ROHM & HAAS	Tin	Yes	(blank)	Unknown
CID001534	Royal Canadian Mint	Gold	Yes	Canada	No
CID001539	Rui Da Hung	Tin	Yes	Taiwan, Province Of China	No
CID001546	Sabin Metal Corp.	Gold	No	United States Of America	No
CID001555	Samduck Precious Metals	Gold	Yes	Korea, Republic Of	Yes
CID001557	Samhwa non-ferrorus Metal ind.co.ltd	Tin	Yes	Korea, Republic Of	Unknown
CID001562	Samwon Metals Corp.	Gold	No	Korea, Republic Of	No
CID001567	Sanmenxia Hengsheng science and technology, research and development Co., LTD	Gold	Yes	China	Unknown
CID001573	Schone Edelmetaal B.V.	Gold	Yes	Netherlands	Unknown
CID001585	SEMPSA Joyeria Plateria S.A.	Gold	Yes	Spain	No
CID001592	Senju Metal Industry Co., Ltd.	Tin	Yes	(blank)	Unknown
CID001602	SGS	Tin	Yes	China	No
CID001604	Shan Dong Huangjin	Gold	Yes	China	Unknown
CID001605	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	Gold	Yes	China	Unknown
CID001605	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	Tin	Yes	China	Unknown
CID001606	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	Tin	Yes	China	Unknown
CID001607	Shandon Jin Jinyin Refining Limited	Gold	Yes	China	No

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID001612	Shandong Hengbang Smelter Co., Ltd.	Gold	Yes	China	Unknown
CID001616	Shandong penglai gold smelter	Gold	Yes	China	No
CID001619	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	Gold	No	China	No
CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Gold	Yes	China	No
CID001631	Shanghai Gold Exchange	Gold	Yes	China	Unknown
CID001634	Shanghai Jiangxi Metals Co., Ltd.	Tantalum	Yes	China	Unknown
CID001642	ShangHai YueQiang Metal Products Co., LTD	Tin	Yes	China	Unknown
CID001665	shen zhen qi xiang da hua gong gong si	Tin	Yes	China	Unknown
CID001685	Shenzhen Chemicals Light Industry Co., Ltd.	Tin	Yes	China	Unknown
CID001692	Shenzhen Heng Zhong Industry Co., Ltd.	Gold	Yes	China	Unknown
CID001694	Shenzhen Hong Chang Metal Manufacturing Factory	Tin	Yes	China	Unknown
CID001699	Shenzhen Municipal Public Security Bureau	Gold	Yes	China	Unknown
CID001707	SHENZHEN TIANCHENG CHEMICAL CO LTD	Gold	Yes	China	Unknown
CID001731	Sichuan Guanghan Jiangnan casting smelters	Tin	Yes	China	Unknown
CID001734	Sichuan Metals & Materials Imp & Exp Co	Tungsten	Yes	China	Unknown
CID001736	Sichuan Tianze Precious Metals Co., Ltd.	Gold	Yes	China	No
CID001742	Sincemat Co, Ltd.	Tungsten	Yes	China	Unknown
CID001745	Sino-Platinum Metals Co., Ltd.	Gold	Yes	China	Unknown
CID001754	So Accurate Group, Inc.	Gold	Yes	United States Of America	Unknown
CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	Gold	No	Russian Federation	No
CID001758	Soft Metais Ltda.	Tin	Yes	Brazil	Yes
CID001761	Solar Applied Materials Technology Corp.	Gold	Yes	Taiwan, Province Of China	No
CID001764	Solar Applied Materials Technology Corp.	Tungsten	Yes	(blank)	No
CID001769	Solikamsk Magnesium Works OAO	Tantalum	Yes	Russian Federation	Yes
CID001769	Solikamsk Magnesium Works OAO	Tantalum	Yes	United States Of America	Yes
CID001775	Soochow University	Gold	Yes	Hong Kong	No
CID001775	Soochow University	Tin	Yes	Hong Kong	No
CID001795	Sumisho Material Corp.	Gold	Yes	Japan	Unknown
CID001798	Sumitomo Metal Mining Co., Ltd.	Gold	Yes	Japan	No
CID001798	Sumitomo Metal Mining Co., Ltd.	Tungsten	Yes	Japan	No
CID001801	Sumitomo Metal Mining Co., Ltd.	Tungsten	Yes	Japan	Unknown
CID001808	Suntain Co., Ltd.	Gold	Yes	Taiwan, Province Of China	No
CID001810	Super Dragon Technology Co., Ltd.	Gold	No	China	Unknown
CID001810	Super Dragon Technology Co., Ltd.	Gold	No	Taiwan, Province Of China	Unknown
CID001810	Super Dragon Technology Co., Ltd.	Tin	No	China	Unknown
CID001822	Suzhou Nuonengda Chemical Co., Ltd.	Tin	Yes	China	Unknown
CID001826	Suzhou Xingrui Noble	Gold	Yes	China	Unknown
CID001839	TaeguTec	Tungsten	Yes	Korea, Republic Of	Unknown
CID001840	Tai Perng	Gold	Yes	(blank)	No
CID001844	Taicang City Nancang Metal Material Co., Ltd.	Gold	Yes	China	Unknown
CID001845	Taicang City Nancang Metal Material Co., Ltd.	Tin	Yes	China	Unknown
CID001851	Taiwan high-tech Co., Ltd.	Tin	Yes	Taiwan, Province Of China	No

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID001852	Taiwan Huanliang	Tin	Yes	Indonesia	No
CID001852	Taiwan Huanliang	Tin	Yes	Taiwan, Province Of China	No
CID001857	TAIWAN TOTAI CO., LTD.	Gold	Yes	Taiwan, Province Of China	No
CID001859	Taiwan's lofty Enterprises Ltd.	Tin	Yes	Taiwan, Province Of China	No
CID001861	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	Tungsten	Yes	China	Unknown
CID001864	Tai'zhou City Yangtze River Delta Electron Ltd.	Gold	Yes	China	Unknown
CID001869	Taki Chemical Co., Ltd.	Tantalum	Yes	Japan	Yes
CID001869	Taki Chemical Co., Ltd.	Tantalum	Yes	United States Of America	Yes
CID001873	Tamura	Tin	Yes	Japan	Unknown
CID001875	Tanaka Kikinzoku Kogyo K.K.	Gold	Yes	Japan	No
CID001879	Tantalite Resources	Tantalum	Yes	South Africa	Unknown
CID001882	TAP	Tin	Yes	United States Of America	No
CID001885	TCC steel	Tin	Yes	Korea, Republic Of	Unknown
CID001887	Technic	Gold	Yes	(blank)	Unknown
CID001889	Tejing (Vietnam) Tungsten Co., Ltd.	Tungsten	Yes	Viet Nam	No
CID001891	Telex Metals	Tantalum	Yes	United States Of America	Yes
CID001893	TENNANT METAL PTY LTD.	Tin	Yes	Australia	Unknown
CID001897	Thailand Mine Factory	Tin	Yes	Thailand	No
CID001898	Thaisarco	Tin	Yes	Thailand	Yes
CID001901	Thaisarco	Tungsten	Yes	Thailand	Unknown
CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Tin	Yes	China	No
CID001909	Great Wall Precious Metals Co., Ltd. of CBPM	Gold	No	China	No
CID001916	The Refinery of Shandong Gold Mining Co., Ltd.	Gold	Yes	China	No
CID001920	Three green surface technology limited company	Tin	Yes	China	No
CID001929	Tianshui Ling Bo Technology Co., Ltd.	Tin	Yes	China	Unknown
CID001932	TIN PLATING GEJIU	Tin	Yes	China	Unknown
CID001938	Tokuriki Honten Co., Ltd.	Gold	Yes	Japan	No
CID001943	TONG LONG	Tin	Yes	China	No
CID001946	Tongding Group	Tin	Yes	China	Unknown
CID001947	Tongling Nonferrous Metals Group Co., Ltd.	Gold	No	China	No
CID001954	Top-Team Technology (Shenzhen) Ltd.	Tin	Yes	China	Unknown
CID001955	Torecom	Gold	Yes	Korea, Republic Of	No
CID001958	Tosoh	Tungsten	Yes	(blank)	Unknown
CID001962	Triumph Northwest	Tungsten	Yes	(blank)	Unknown
CID001969	Ulba Metallurgical Plant JSC	Tantalum	Yes	Kazakhstan	Yes
CID001977	Umicore Brasil Ltda.	Gold	Yes	Brazil	Unknown
CID001980	Umicore S.A. Business Unit Precious Metals Refining	Gold	Yes	Belgium	No
CID001993	United Precious Metal Refining, Inc.	Gold	Yes	United States Of America	No
CID001997	Univertical International (Suzhou) Co., Ltd	Tin	Yes	China	Unknown
CID001998	Untracore Co., Ltd.	Tin	Yes	Thailand	No
CID002003	Valcambi S.A.	Gold	Yes	Switzerland	No
CID002009	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	Gold	Yes	China	Unknown
CID002011	Vietnam Youngsun Tungsten Industry Co., Ltd.	Tungsten	Yes	Viet Nam	Unknown

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID002014	Voss Metals Company, Inc.	Tungsten	Yes	(blank)	Unknown
CID002015	VQB Mineral and Trading Group JSC	Tin	No	Viet Nam	No
CID002020	Wam Technologies Taiwan Co., Ltd.	Gold	Yes	(blank)	No
CID002023	WANG TING	Gold	Yes	China	No
CID002024	Wang Yu Manufacturing Co., Ltd.	Tin	Yes	China	Unknown
CID002027	WELLEY	Tin	Yes	Taiwan, Province Of China	No
CID002030	Western Australian Mint (T/a The Perth Mint)	Gold	Yes	Australia	No
CID002030	Western Australian Mint (T/a The Perth Mint)	Tin	Yes	Australia	No
CID002035	Westfalenzinn	Tin	Yes	Germany	Unknown
CID002036	White Solder Metalurgia e Mineracao Ltda.	Tin	Yes	Brazil	Yes
CID002042	Westmetall GmbH & Co. KG	Tin	Yes	Germany	Unknown
CID002044	Wolfram Bergbau und Hutten AG	Tungsten	Yes	Austria	Yes
CID002047	WOLFRAM Company CJSC	Tungsten	Yes	Russian Federation	Unknown
CID002054	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	Tin	Yes	China	Unknown
CID002057	WUJIANG CITY LUXE TIN FACTORY	Tin	Yes	China	Unknown
CID002058	Wuxi City Precious Metal Electronic Material Fty	Gold	Yes	China	Unknown
CID002059	Wuxi Lantronic Electronic Co Ltd	Tin	Yes	China	Unknown
CID002063	Wuzhong Group	Gold	Yes	China	Unknown
CID002070	Xiamen Golden Egret Special Alloy Co. Ltd.	Tungsten	Yes	China	Unknown
CID002074	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	Tungsten	Yes	China	Unknown
CID002076	Xiamen JInbo Metal Co., Ltd.	Gold	Yes	China	No
CID002076	Xiamen JInbo Metal Co., Ltd.	Tungsten	Yes	China	No
CID002082	Xiamen Tungsten Co., Ltd.	Tungsten	Yes	China	Yes
CID002090	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	Tin	Yes	China	Unknown
CID002095	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Tungsten	Yes	China	Unknown
CID002099	XURI	Tin	Yes	China	Unknown
CID002100	Yamakin Co., Ltd.	Gold	Yes	Japan	No
CID002102	Yamato Denki Ind. Co., Ltd.	Gold	Yes	Japan	No
CID002102	Yamato Denki Ind. Co., Ltd.	Tantalum	Yes	Japan	No
CID002115	YH (Yunnan)	Tin	Yes	China	Unknown
CID002121	Yifeng Tin	Tin	Yes	China	Unknown
CID002123	Yiquan Manufacturing	Tin	Yes	China	No
CID002129	Yokohama Metal Co., Ltd.	Gold	Yes	Japan	No
CID002147	Yuecheng Tin Co., Ltd.	Tin	Yes	China	Unknown
CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Tin	Yes	China	No
CID002162	Yunnan Chengo Electric Smelting Plant	Tin	Yes	China	Unknown
CID002164	Yunnan Copper Zinc Industry Co., Ltd.	Tin	Yes	China	Unknown
CID002166	Yunnan Geiju Smelting Corp.	Tin	Yes	China	No
CID002173	Yunnan Industrial Co., Ltd.	Tin	Yes	China	Unknown
CID002180	Yunnan Tin Company Limited	Tin	Yes	China	No
CID002195	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	Tungsten	Yes	China	Unknown
CID002201	Zhaojun Maifu	Gold	Yes	China	No
CID002201	Zhaojun Maifu	Tantalum	Yes	China	No

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID002205	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	Gold	Yes	China	Unknown
CID002205	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	Tin	Yes	China	Unknown
CID002214	Zhongkuang Gold Industry Co., Ltd.	Gold	Yes	China	Unknown
CID002219	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	Gold	Yes	China	Unknown
CID002220	Zhongshan Jinye Smelting Co.,Ltd	Tin	Yes	China	No
CID002221	Zhongshan Poison Material Proprietary Co., Ltd.	Gold	Yes	China	Unknown
CID002222	Zhongshan Public Security Bureau	Gold	Yes	China	Unknown
CID002223	ZhongShi	Tin	Yes	China	Unknown
CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Gold	Yes	China	No
CID002230	Primeyoung Metal Ind. (Zhuhai) Co., Ltd.	Tin	Yes	China	Unknown
CID002231	Zhuhai toxic materials Monopoly Ltd.	Gold	Yes	China	Unknown
CID002231	Zhuhai toxic materials Monopoly Ltd.	Tin	Yes	China	Unknown
CID002232	Zhuzhou Cemented Carbide Group Co., Ltd.	Tantalum	Yes	China	Unknown
CID002232	Zhuzhou Cemented Carbide Group Co., Ltd.	Tungsten	Yes	China	Unknown
CID002235	Zhuzhou Cemented Carbide	Tungsten	Yes	China	Unknown
CID002236	Zhuzhou Cemented Carbide Group Co., Ltd.	Tungsten	Yes	China	Unknown
CID002243	Gold Refinery of Zijin Mining Group Co., Ltd.	Gold	Yes	China	No
CID002244	Zijin Mining Group Co., Ltd. Gold Refinery	Tin	Yes	China	Unknown
CID002274	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	Tantalum	Yes	China	Unknown
CID002274	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	Tin	Yes	China	Unknown
CID002281	LIAN JING	Tin	Yes	China	Unknown
CID002282	Morris and Watson	Gold	Yes	New Zealand	No
CID002285	Nohon Material Corporation	Gold	Yes	Japan	No
CID002290	SAFINA A.S.	Gold	Yes	Czechia	No
CID002307	Yichun Jin Yang Rare Metal Co., Ltd.	Tantalum	Yes	China	Unknown
CID002309	Yunnan Malipo Baiyi Kuangye Co.	Tin	Yes	China	Unknown
CID002312	Guangdong Jinding Gold Limited	Gold	No	China	No
CID002313	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	Tungsten	No	China	No
CID002314	Umicore Precious Metals Thailand	Gold	Yes	Thailand	No
CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Tungsten	Yes	China	Yes
CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	Tungsten	Yes	China	No
CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Tungsten	Yes	China	Yes
CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Tungsten	Yes	China	No
CID002319	Malipo Haiyu Tungsten Co., Ltd.	Tungsten	Yes	China	No
CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Tungsten	Yes	China	Yes
CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	Tungsten	Yes	China	No
CID002349	DAIDO STEEL	Tungsten	Yes	Japan	No
CID002355	Faggi Enrico S.p.A.	Gold	Yes	Italy	Unknown
CID002365	Hulterworth Smelter	Tin	Yes	China	No
CID002365	Hulterworth Smelter	Tin	Yes	Japan	No
CID002380	LiBaoJia	Gold	Yes	China	Unknown

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID002382	M/s ECO Tropical Resources	Tin	Yes	Singapore	Unknown
CID002386	Nantong Tongjie Electrical Co., Ltd.	Tantalum	Yes	(blank)	No
CID002408	Sigma Tin Alloy Co., Ltd.	Tin	Yes	China	Unknown
CID002411	Spectro Alloys Corp.	Tin	Yes	United States Of America	Unknown
CID002428	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	Tin	Yes	China	No
CID002428	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	Tungsten	Yes	China	No
CID002436	Solder Court Ltd.	Tin	Yes	China	No
CID002441	Nihon Superior Co., Ltd.	Tin	Yes	China	Unknown
CID002455	CV Venus Inti Perkasa	Tin	Yes	Bangladesh	No
CID002455	CV Venus Inti Perkasa	Tin	Yes	Indonesia	No
CID002459	Geib Refining Corporation	Gold	Yes	United States Of America	No
CID002468	Magnu's Minerais Metais e Ligas Ltda.	Tin	Yes	Brazil	Yes
CID002478	PT Tirus Putra Mandiri	Tin	No	Indonesia	Unknown
CID002479	PT Wahana Perkit Jaya	Tin	Yes	Indonesia	Unknown
CID002487	WONIL METAL Co., Ltd.	Tin	Yes	Korea, Republic Of	Unknown
CID002491	Yunnan Gold Mining Group Co., Ltd. (YGMG)	Gold	Yes	China	Unknown
CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	Tantalum	Yes	China	No
CID002493	Jiangxi Richsea New Materials Co., Ltd.	Tungsten	Yes	China	Unknown
CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Tungsten	Yes	China	No
CID002500	Melt Metais e Ligas S.A.	Tin	No	Brazil	No
CID002501	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	Tantalum	Yes	China	Unknown
CID002502	Asia Tungsten Products Vietnam Ltd.	Tungsten	Yes	Viet Nam	Yes
CID002503	PT ATD Makmur Mandiri Jaya	Tantalum	Yes	Indonesia	No
CID002503	PT ATD Makmur Mandiri Jaya	Tin	Yes	Indonesia	No
CID002504	D Block Metals, LLC	Tantalum	Yes	United States Of America	No
CID002505	FIR Metals & Resource Ltd.	Tantalum	Yes	China	No
CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Tantalum	Yes	China	Yes
CID002508	XinXing HaoRong Electronic Material Co., Ltd.	Tantalum	Yes	China	No
CID002509	MMTC-PAMP India Pvt., Ltd.	Gold	Yes	India	Yes
CID002510	Republic Metals Corporation	Gold	Yes	United States Of America	Unknown
CID002511	KGHM Polska Miedz Spolka Akcyjna	Gold	Yes	Poland	No
CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Tantalum	Yes	China	No
CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Tungsten	Yes	China	No
CID002515	Fidelity Printers and Refiners Ltd.**	Gold	No	Zimbabwe	No
CID002516	Singway Technology Co., Ltd.	Gold	Yes	Taiwan, Province Of China	No
CID002517	O.M. Manufacturing Philippines, Inc.	Tin	Yes	Philippines	No
CID002518	Dayu Jincheng Tungsten Industry Co., Ltd.	Tungsten	Yes	China	Unknown
CID002519	Henan Yuguang Gold & Lead Co., Ltd.	Gold	Yes	China	Unknown
CID002525	Shandong Humon Smelting Co., Ltd.	Gold	No	China	Unknown
CID002527	Shenzhen Zhonghenglong Real Industry Co., Ltd.	Gold	No	China	No
CID002529	Zhuzhou Smelting Group Co., Ltd	Gold	Yes	China	Unknown
CID002530	PT Inti Stania Prima	Tin	Yes	Bangladesh	Unknown
CID002530	PT Inti Stania Prima	Tin	Yes	Indonesia	Unknown

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID002531	Ganxian Shirui New Material Co., Ltd.	Tungsten	Yes	China	Unknown
CID002532	Pobedit, JSC	Tungsten	Yes	Russian Federation	Unknown
CID002535	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	Tungsten	Yes	China	Unknown
CID002536	Ganzhou Yatai Tungsten Co., Ltd.	Tungsten	Yes	China	Unknown
CID002538	Sanher Tungsten Vietnam Co., Ltd.	Tungsten	Yes	Viet Nam	Unknown
CID002539	KEMET Blue Metals	Tantalum	Yes	Mexico	Yes
CID002540	Plansee SE Liezen	Tantalum	Yes	Austria	Unknown
CID002541	H.C. Starck Tungsten GmbH	Tungsten	Yes	Germany	Yes
CID002542	H.C. Starck Smelting GmbH & Co. KG	Tungsten	Yes	Germany	Yes
CID002543	Masan Tungsten Chemical LLC (MTC)	Tungsten	Yes	Viet Nam	No
CID002544	H.C. Starck Co., Ltd.	Tantalum	Yes	Thailand	Yes
CID002545	H.C. Starck Tantalum and Niobium GmbH	Tantalum	Yes	Germany	Yes
CID002546	H.C. Starck Surface Technology and Ceramic Powders GmbH	Tantalum	Yes	Germany	Unknown
CID002547	H.C. Starck Hermsdorf GmbH	Tantalum	Yes	Germany	Yes
CID002548	H.C. Starck Inc.	Tantalum	Yes	United States Of America	Yes
CID002549	H.C. Starck Ltd.	Tantalum	Yes	Japan	Yes
CID002550	H.C. Starck Smelting GmbH & Co. KG	Tantalum	Yes	Germany	Yes
CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Tungsten	Yes	China	No
CID002556	Plansee SE Reutte	Tantalum	Yes	Austria	Unknown
CID002557	Global Advanced Metals Boyertown	Tantalum	Yes	United States Of America	Yes
CID002558	Global Advanced Metals Aizu	Tantalum	Yes	Japan	Yes
CID002560	Al Etihad Gold Refinery DMCC	Gold	Yes	United Arab Emirates	No
CID002561	Emirates Gold DMCC	Gold	Yes	United Arab Emirates	No
CID002562	International Precious Metal Refiners	Gold	Yes	United Arab Emirates	Unknown
CID002563	Kaloti Precious Metals**	Gold	No	United Arab Emirates	No
CID002567	Sudan Gold Refinery**	Gold	No	Sudan	No
CID002568	KEMET Blue Powder	Tantalum	Yes	United States Of America	Unknown
CID002570	CV Ayi Jaya	Tin	Yes	Indonesia	No
CID002571	Tranzact, Inc.	Tantalum	Yes	United States Of America	Unknown
CID002572	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Tin	No	Viet Nam	No
CID002573	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Tin	No	Viet Nam	No
CID002574	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Tin	No	Viet Nam	No
CID002578	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	Tungsten	Yes	China	Unknown
CID002579	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Tungsten	Yes	China	No
CID002580	T.C.A S.p.A	Gold	Yes	Italy	No
CID002581	Precious Metals Sales Corp.	Gold	Yes	United States Of America	Unknown
CID002582	REMONDIS PMR B.V.	Gold	Yes	Netherlands	No
CID002584	Fujairah Gold FZC	Gold	No	United Arab Emirates	Unknown
CID002587	Industrial Refining Company**	Gold	No	Belgium	No
CID002588	Shirpur Gold Refinery Ltd.	Gold	No	India	Unknown

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID002589	Niagara Refining LLC	Tungsten	Yes	United States Of America	No
CID002590	E.S.R. Electronics	Tantalum	Yes	United States Of America	Unknown
CID002592	CV Dua Sekawan	Tin	Yes	Indonesia	Unknown
CID002593	PT Rajehan Ariq	Tin	Yes	Indonesia	No
CID002596	ARY Aurum Plus	Gold	Yes	United Arab Emirates	Unknown
CID002601	House of Currency of Brazil (Casa da Moeda do Brazil)	Gold	Yes	Brazil	Unknown
CID002605	Korea Zinc Co., Ltd.	Gold	Yes	Korea, Republic Of	No
CID002606	Marsam Metals	Gold	Yes	Brazil	No
CID002614	Shandong Yanggu Xiangguang Co., Ltd.	Gold	Yes	China	Unknown
CID002615	TOO Tau-Ken-Altyn	Gold	Yes	Kazakhstan	No
CID002635	Hongqiao Metals (Kunshan) Co., Ltd.	Tin	Yes	China	Unknown
CID002641	China Molybdenum Co., Ltd.	Tungsten	Yes	China	Unknown
CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	Tungsten	Yes	China	No
CID002647	Jiangxi Xianglu Tungsten Co., Ltd.	Tungsten	Yes	China	Unknown
CID002648	Jiangxi Rare Metals Tungsten Holdings Group Co., Ltd.	Tungsten	Yes	China	Unknown
CID002649	Hydrometallurg, JSC	Tungsten	Yes	Russian Federation	Yes
CID002652	Mehra Ferro-Alloys Pvt. Ltd.	Tungsten	Yes	India	Unknown
CID002659	Tungsten Diversified Industries LLC	Tungsten	Yes	(blank)	Unknown
CID002696	PT Cipta Persada Mulia	Tin	Yes	Indonesia	No
CID002701	Morigin Company	Tin	Yes	Japan	Unknown
CID002703	An Vinh Joint Stock Mineral Processing Company	Tin	No	Viet Nam	No
CID002706	Resind Industria e Comercio Ltda.	Tin	Yes	Brazil	Yes
CID002707	Resind Industria e Comercio Ltda.	Tantalum	Yes	Brazil	No
CID002708	Abington Reldan Metals, LLC	Gold	No	United States Of America	No
CID002714	Angelcast Enterprise Co., Ltd.	Tin	Yes	China	Unknown
CID002724	Unecha Refractory metals plant	Tungsten	Yes	Russian Federation	No
CID002739	Hop Hing electroplating factory Zhejiang	Gold	Yes	China	No
CID002743	SuZhou ShenChuang recycling Ltd.	Gold	Yes	China	No
CID002745	Tsai Brother industries	Gold	Yes	Taiwan, Province Of China	No
CID002756	Super Ligas	Tin	Yes	Brazil	No
CID002757	PT O.M. Indonesia	Tin	Yes	Indonesia	Unknown
CID002761	SAAMP	Gold	Yes	France	No
CID002762	L'Orfebre S.A.	Gold	Yes	Andorra	No
CID002763	8853 S.p.A.	Gold	Yes	Italy	Unknown
CID002765	Italpreziosi	Gold	Yes	Italy	No
CID002773	Metallo Belgium N.V.	Tantalum	Yes	Belgium	Yes
CID002773	Metallo Belgium N.V.	Tin	Yes	Belgium	Yes
CID002774	Metallo Spain S.L.U.	Tin	Yes	Spain	Yes
CID002776	PT Bangka Prima Tin	Tin	Yes	Indonesia	Unknown
CID002777	SAXONIA Edelmetalle GmbH	Gold	Yes	Germany	No
CID002778	WIELAND Edelmetalle GmbH	Gold	Yes	Germany	No
CID002778	WIELAND Edelmetalle GmbH	Tin	Yes	Germany	No

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID002779	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Gold	Yes	Austria	No
CID002786	Chofu Works	Tin	Yes	China	No
CID002786	Chofu Works	Tin	Yes	Japan	No
CID002789	S. Izaguirre	Tin	Yes	Spain	Unknown
CID002809	Arco Alloys	Tin	Yes	United States Of America	No
CID002815	South-East Nonferrous Metal Company Limited of Hengyang City	Tungsten	Yes	China	Unknown
CID002816	PT Sukses Inti Makmur	Tin	Yes	Indonesia	Unknown
CID002819	Jiangxi Yaosheng Tungsten Co., Ltd.	Tin	Yes	China	Unknown
CID002821	Metahub Industries Sdn. Bhd.	Gold	Yes	Malaysia	Unknown
CID002821	Metahub Industries Sdn. Bhd.	Tin	Yes	Malaysia	Unknown
CID002825	An Thai Minerals Co., Ltd.	Tin	Yes	Viet Nam	Unknown
CID002827	Philippine Chuangxin Industrial Co., Inc.	Tungsten	Yes	Philippines	No
CID002829	PT Kijang Jaya Mandiri	Tin	Yes	Indonesia	Unknown
CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Tungsten	Yes	China	No
CID002833	ACL Metais Eireli	Tungsten	Yes	Brazil	No
CID002834	Thai Nguyen Mining and Metallurgy Co., Ltd.	Tin	Yes	Viet Nam	No
CID002835	PT Menara Cipta Mulia	Tin	Yes	Indonesia	No
CID002842	Jiangxi Tuohong New Raw Material	Tantalum	Yes	China	No
CID002843	Woltech Korea Co., Ltd.	Tungsten	Yes	Korea, Republic Of	No
CID002844	HuiChang Hill Tin Industry Co., Ltd.	Tin	Yes	China	No
CID002845	Moliren Ltd.	Tungsten	Yes	Russian Federation	No
CID002847	Power Resources Ltd.	Tantalum	Yes	North Macedonia	Unknown
CID002848	Gejiu Fengming Metallurgy Chemical Plant	Tin	Yes	China	Unknown
CID002849	Guanyang Guida Nonferrous Metal Smelting Plant	Tin	Yes	China	Unknown
CID002850	AU Traders and Refiners	Gold	No	South Africa	No
CID002851	AURA-II	Gold	Yes	United States Of America	Unknown
CID002852	GCC Gujrat Gold Centre Pvt. Ltd.	Gold	Yes	India	No
CID002853	Sai Refinery	Gold	No	India	No
CID002854	Universal Precious Metals Refining Zambia	Gold	Yes	Zambia	Unknown
CID002857	Modeltech Sdn Bhd	Gold	No	Malaysia	No
CID002858	Modeltech Sdn Bhd	Tin	No	Malaysia	No
CID002863	Bangalore Refinery	Gold	Yes	India	No
CID002864	China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.	Tungsten	Yes	China	Unknown
CID002865	Kyshtym Copper-Electrolytic Plant ZAO	Gold	No	Russian Federation	No
CID002865	Kyshtym Copper-Electrolytic Plant ZAO	Tungsten	No	Russian Federation	No
CID002866	Morris and Watson Gold Coast	Gold	Yes	Australia	Unknown
CID002867	Degussa Sonne / Mond Goldhandel GmbH	Gold	No	Germany	No
CID002870	PT Lautan Harmonis Sejahtera	Tin	Yes	Indonesia	No
CID002872	Pease & Curren	Gold	No	United States Of America	No

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID002893	JALAN & Company	Gold	No	India	Unknown
CID002899	Al Ghaith Gold	Gold	Yes	United Arab Emirates	Unknown
CID002904	Hung Cheong Metal Manufacturing Limited	Gold	Yes	China	Unknown
CID002914	Rio Tinto Group	Gold	Yes	Australia	No
CID002914	Rio Tinto Group	Gold	Yes	United States Of America	No
CID002918	SungEel HiMetal Co., Ltd.	Gold	Yes	Korea, Republic Of	No
CID002919	Planta Recuperadora de Metales SpA	Gold	Yes	Chile	Yes
CID002920	ABC Refinery Pty Ltd.	Gold	No	Australia	Unknown
CID002946	Xianghualing Tin Industry Co., Ltd.	Tin	Yes	China	No
CID002973	Safimet S.p.A	Gold	Yes	Italy	No
CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	Tin	Yes	China	No
CID003153	State Research Institute Center for Physical Sciences and Technology	Gold	No	Lithuania	No
CID003182	Hunan Litian Tungsten Industry Co., Ltd.	Tungsten	Yes	China	No
CID003185	African Gold Refinery**	Gold	No	Uganda	Yes
CID003186	Gold Coast Refinery	Gold	No	Ghana	Unknown
CID003189	NH Recytech Company	Gold	Yes	Korea, Republic Of	No
CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	Tin	Yes	China	No
CID003191	Jiujiang Janny New Material Co., Ltd.	Tantalum	Yes	China	Unknown
CID003195	DS PRETECH Co., Ltd.	Gold	Yes	Korea, Republic Of	No
CID003205	PT Bangka Serumpun	Tin	Yes	Indonesia	No
CID003208	Pongpipat Company Limited	Tin	No	Myanmar	No
CID003324	QG Refining, LLC	Gold	No	United States Of America	Yes
CID003325	Tin Technology & Refining	Tin	Yes	United States Of America	No
CID003348	Dijllah Gold Refinery FZC	Gold	No	United Arab Emirates	Unknown
CID003356	Dongguan CiEXPO Environmental Engineering Co., Ltd.	Tin	No	China	Unknown
CID003379	Ma'anshan Weitai Tin Co., Ltd.	Tin	Yes	China	No
CID003380	PT Masbro Alam Stania	Tin	Yes	Indonesia	Unknown
CID003381	PT Rajawali Rimba Perkasa	Tin	Yes	Indonesia	Unknown
CID003382	CGR Metalloys Pvt Ltd.	Gold	No	India	Unknown
CID003383	Sovereign Metals	Gold	No	India	Unknown
CID003387	Luna Smelter, Ltd.	Tin	Yes	Rwanda	Unknown
CID003388	KGETS Co., Ltd.	Tungsten	Yes	Korea, Republic Of	No
CID003395	OMODEO A. E S. METALLEGHE SRL	Tin	Yes	Italy	No
CID003397	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	Tin	No	China	No
CID003401	Fujian Ganmin RareMetal Co., Ltd.	Tungsten	Yes	China	Unknown
CID003402	CP Metals Inc.	Tantalum	Yes	United States Of America	Unknown
CID003402	CP Metals Inc.	Tungsten	Yes	United States Of America	Unknown
CID003407	Lianyou Metals Co., Ltd.	Tungsten	Yes	Taiwan, Province Of China	No
CID003408	JSC "Kirovgrad Hard Alloys Plant"	Tungsten	Yes	Russian Federation	Unknown
CID003409	Precious Minerals and Smelting Limited	Tin	No	India	Unknown
CID003410	Gejiu City Fuxiang Industry and Trade Co., Ltd.	Tin	No	China	Unknown
CID003416	NPP Tyazhmetprom LLC	Tungsten	Yes	Russian Federation	Unknown

Smelter ID	Smelter Name	Metal	Conflict Free?*	Smelter Facility Location	Source from DRC?
CID003417	GEM Co., Ltd.	Tungsten	Yes	China	Unknown
CID003421	C.I Metales Procesados Industriales SAS	Gold	Yes	Colombia	Unknown
CID003424	Eco-System Recycling Co., Ltd. North Plant	Gold	Yes	Japan	No
CID003425	Eco-System Recycling Co., Ltd. West Plant	Gold	Yes	Japan	No
CID003427	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Tungsten	Yes	Brazil	Unknown
CID003448	CP Metals Inc.	Tungsten	Yes	United States Of America	Unknown
CID003449	PT Mitra Sukses Globalindo	Tin	Yes	Indonesia	Unknown
CID003461	Augmont Enterprises Private Limited	Gold	Yes	India	Unknown
CID003463	Kundan Care Products Ltd.	Gold	Yes	India	Unknown
CID003468	Cronimet Brasil Ltda	Tungsten	Yes	Brazil	Unknown
CID003486	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Tin	Yes	Brazil	Unknown
CID003487	Emerald Jewel Industry India Limited (Unit 1)	Gold	Yes	India	Unknown
CID003488	Emerald Jewel Industry India Limited (Unit 2)	Gold	Yes	India	Unknown
CID003489	Emerald Jewel Industry India Limited (Unit 3)	Gold	Yes	India	Unknown
CID003490	Emerald Jewel Industry India Limited (Unit 4)	Gold	Yes	India	Unknown
CID003497	K.A. Rasmussen	Gold	No	Norway	Unknown
CID003500	Alexy Metals	Gold	Yes	United States Of America	Unknown
CID003524	CRM Synergies	Tin	Yes	Spain	Unknown
CID003529	Sancus ZFS (L’Orfebre, SA)	Gold	Yes	Colombia	Unknown
CID003540	Sellem Industries Ltd.	Gold	No	Mauritania	Unknown
CID003548	MD Overseas	Gold	Yes	India	Unknown
CID003553	Artek LLC	Tungsten	No	Russian Federation	Unknown
CID003557	Metallix Refining Inc.	Gold	Yes	United States Of America	Unknown
CID003575	Metal Concentrators SA (Pty) Ltd.	Gold	Yes	South Africa	Unknown
CID003582	Fabrica Auricchio Industria e Comercio Ltda.	Tin	Yes	Brazil	Unknown
CID003583	Yancheng Jinye New Material Technology Co., Ltd.	Tantalum	Yes	China	Unknown
CID003609	Fujian Xinlu Tungsten	Tungsten	Yes	China	Unknown
CID003612	OOO “Technolom” 2	Tungsten	Yes	Russian Federation	Unknown
CID003614	OOO “Technolom” 1	Tungsten	Yes	Russian Federation	Unknown
CID003615	WEEEREFINING	Gold	Yes	France	Unknown
CID003617	Value Trading	Gold	Yes	Belgium	Unknown
CID003643	LLC Volstok	Tungsten	No	Russian Federation	Unknown

* = SOR certified as conflict free by the Responsible Minerals Initiative or an equivalent independent third-party certification program during reporting period 2021.

** = SOR identified as posing a high risk of sourcing from mines benefiting armed groups engaged in conflict in the DRC Region during reporting period 2021.